Operating Lease (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure Text Block [Abstract]
Lease, description	The remaining lease term of the Company’s leases ranges from approximately 0.2 to 2.3 years. The estimated effect of lease renewal and termination options, as applicable, was included in the consolidated financial statements in current period.
Operating lease costs	$ 67,254	$ 49,826
Short-term lease costs	97,354	52,632
Operating lease liabilities	$ 71,060	$ 75,960
Weighted average remaining lease term	2 years 10 days
Weighted average discount rate	6.00%